UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2019

BAKER HUGHES, A GE COMPANY			BAKER HUGHES, A GE COMPANY, LLC
(Exact name of registrant as specified in its charter)

Delaware	1-38143	81-4403168	Delaware	1-09397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)	(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17021 Aldine Westfield Road
Houston, Texas 77073

Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

This Current Report on Form 8-K is being filed in connection with the signing of definitive agreements in respect of certain previously announced transactions with General Electric Company (“GE”) pursuant to the Master Agreement, dated as of November 13, 2018, as amended by Amendment No. 1 (“Amendment No. 1”), dated as of January 30, 2019, and Amendment No. 2 (“Amendment No. 2”), dated as of February 22, 2019 (as so amended, the “Master Agreement”), among GE, Baker Hughes a GE company (“BHGE,” the “Company” or “we”) and Baker Hughes, a GE company, LLC (“BHGE LLC”).

The foregoing definitive agreements (together with Amendment No. 2, the “Agreements”) include: (i) definitive agreements for the formation of a joint venture (“JV”) relating to the parties’ respective aero-derivative gas turbine products and services, (ii) a stock and asset purchase agreement (the “IST Sale Agreement”) pursuant to which BHGE LLC will transfer to an affiliate of GE certain of its assets, liabilities and employees that are related to BHGE LLC’s existing business of developing, designing, engineering, marketing, supplying, installing and servicing certain industrial steam turbine product lines (the “Industrial Steam Turbine Business”), (iii) an amendment and restatement of that certain HDGT Supply Agreement entered into by BHGE LLC and GE, which, among other things, appoints BHGE LLC as GE’s exclusive distributor within the oil and gas industry with respect to certain units and associated services (including parts and components), (iv) a letter agreement (the “Controls Tools List Letter Agreement”) which sets forth a list of controls tools owned by GE that may be accessed by certain BHGE personnel under the Amended and Restated Intercompany Services Agreement (as defined below) and (v) a letter agreement (the “GE Additive Letter Agreement”) which includes GE’s GE Additive business unit (“GE Additive”) in certain exclusivity and confidentiality provisions of the Supply and Technology Development Agreement (as defined below).

Entry into the Agreements and the transactions contemplated thereby has been approved by the Conflicts Committee of the Board of Directors of the Company as required under the Stockholders Agreement between BHGE and GE.

The above summary of the terms of the Agreements is not a complete description thereof and is qualified in its entirety by the discussion of the individual agreements below and the full text of such agreements which are filed as exhibits hereto and incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

Transaction Agreement for the JV

On February 28, 2019, BHGE LLC, GE and GE Aero Power LLC entered into a Transaction Agreement (the “Aero Transaction Agreement”), which sets forth, among other things, the terms on and conditions subject to which BHGE LLC and GE will form and contribute certain aero-derivative gas turbine related assets and liabilities to the JV. The JV will acquire aero-derivative gas turbine engines, parts and services and will develop certain new product introductions related thereto.

In addition to the contributions to the JV by BHGE LLC and GE, BHGE LLC agreed to pay $60 million to GE, in order to equalize each party’s interests in the JV at 50%. The parties also agreed to a customary post-closing adjustment for contributed working capital. At the closing of the transactions contemplated by the Aero Transaction Agreement (the “JV Closing”), BHGE LLC and GE will enter into an amended and restated limited liability company agreement that will govern the JV (the “Aero LLC Agreement”). A description of the material terms of the Aero LLC Agreement is set forth below under the heading “LLC Agreement for the JV”. At the JV Closing, BHGE

LLC, GE and GE Aero Power LLC, as applicable, will enter into various ancillary agreements relating to the operation of the JV including services agreements, distribution agreements, a development and supply agreement for certain aero-derivative engines, an agreement regarding the JV's equipment lease pool and an intellectual property license agreement.

BHGE LLC and GE have made customary representations, warranties and covenants in the Aero Transaction Agreement, including covenants regarding (i) the operation of the contributed assets by BHGE LLC and GE prior to the JV Closing and (ii) the use of commercially reasonable efforts to cause the conditions to the transactions contemplated by the Aero Transaction Agreement to be satisfied. Completion of the transactions contemplated by the Aero Transaction Agreement is subject to customary closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and certain other regulatory and competition law approvals. Each of BHGE LLC and GE have agreed to indemnify the JV for breaches of their respective representations, warranties and covenants and their respective excluded assets and liabilities under the Aero Transaction Agreement (subject to customary limitations). The Aero Transaction Agreement provides BHGE LLC and GE with certain limited termination rights, including in the event that there is a breach by either BHGE LLC or GE of any of its covenants, representations or warranties, which breach prevents the closing conditions from being satisfied and is not timely cured. Subject to receipt of necessary regulatory approvals, the transactions are expected to close on the first business day of the month after which the “trigger date” occurs. The “trigger date” is the later of July 3, 2019 and the date that GE and its affiliates cease to beneficially own more than 50% of the outstanding voting power of BHGE’s common stock. The transactions cannot close prior to the trigger date without both parties’ consent.

The foregoing description of the Aero Transaction Agreement is not a complete description thereof and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 hereto, and incorporated herein by reference. A copy of the Aero Transaction Agreement has been included to provide investors and stockholders with information regarding its terms and is not intended to provide any factual information about BHGE, BHGE LLC, GE or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Aero Transaction Agreement have been made solely for the purposes of the Aero Transaction Agreement and as of specific dates; were solely for the benefit of the parties to the Aero Transaction Agreement; are not intended as statements of fact to be relied upon by BHGE’s, BHGE LLC’s or GE’s investors or stockholders, but rather as a way of allocating contractual risk and governing the contractual rights and relationships between the parties to the Aero Transaction Agreement; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Aero Transaction Agreement, which disclosures are not reflected in the Aero Transaction Agreement itself; and may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by investors or stockholders. BHGE’s, BHGE LLC’s and GE’s investors and stockholders are not third party beneficiaries under the Aero Transaction Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of BHGE, BHGE LLC, GE or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Aero Transaction Agreement, which subsequent information may or may not be fully reflected in BHGE’s, BHGE LLC’s or GE’s public disclosures. BHGE and BHGE LLC acknowledge that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading.

IST Sale Agreement

On February 25, 2019, BHGE LLC and GE entered into the IST Sale Agreement, which sets forth, among other things, the terms and conditions on which BHGE LLC will transfer certain of its assets, liabilities and employees that are related to the Industrial Steam Turbine Business to an affiliate of GE (the “IST Business Transfer”). In connection with the IST Business Transfer, the IST Sale Agreement provides that BHGE LLC will make a cash payment of $13 million to an affiliate of GE at the closing of the transactions contemplated by the IST Sale Agreement (the “IST Closing”), which amount is subject to an upward adjustment if the working capital of the Industrial Steam Turbine Business on the date of the IST Closing is negative. If the working capital of the Industrial Steam Turbine Business is positive on the date of the IST Closing, then an affiliate of GE will make quarterly payments to BHGE LLC for one year after the IST Closing of any receivables of the Industrial Steam Turbine Business that were included in the calculation of the working capital of the Industrial Steam Turbine Business on the date of the IST Closing and that are collected by such affiliate of GE in the ordinary course of business up to a cap equal to the lesser of (a) the positive value of the working capital of the Industrial Steam Turbine Business on the date of the IST Closing or (b) the value of such receivables that were a component of the calculation of such working capital as of such date.

BHGE LLC has made representations, warranties and covenants in the IST Sale Agreement, including agreeing to covenants regarding the conduct of the Industrial Steam Turbine Business prior to the IST Closing, and has agreed to indemnify GE for certain matters (subject to customary limitations). Completion of the transactions contemplated by the IST Sale Agreement is subject to customary closing conditions, and the transactions are expected to close in the second quarter of 2019. The IST Sale Agreement provides BHGE LLC and GE with certain limited termination rights, including in the event that there is a breach by either BHGE LLC or GE of any of its covenants, representations or warranties, which breach prevents the closing conditions from being satisfied and is not timely cured, or if the IST Closing does not occur within one year of the trigger date (as defined above). The IST Sale Agreement also contains certain non-compete restrictions that apply to BHGE LLC and its affiliates for two years after the IST Closing with respect to the servicing of a specified installed base of steam turbines.

The foregoing description of the IST Sale Agreement is not a complete description thereof and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.2 hereto, and incorporated herein by reference. A copy of the IST Sale Agreement has been included to provide investors and stockholders with information regarding its terms and is not intended to provide any factual information about BHGE, BHGE LLC, GE or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the IST Sale Agreement have been made solely for the purposes of the IST Sale Agreement and as of specific dates; were solely for the benefit of the parties to the IST Sale Agreement; are not intended as statements of fact to be relied upon by BHGE’s, BHGE LLC’s or GE’s investors or stockholders, but rather as a way of allocating contractual risk and governing the contractual rights and relationships between the parties to the IST Sale Agreement; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the IST Sale Agreement, which disclosures are not reflected in the IST Sale Agreement itself; and may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by investors or stockholders. BHGE’s, BHGE LLC’s and GE’s investors and stockholders are not third party beneficiaries under the IST Sale Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of BHGE, BHGE LLC, GE or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the IST Sale Agreement, which subsequent information may or may not be fully reflected in BHGE’s, BHGE LLC’s or GE’s public disclosures. BHGE and BHGE LLC acknowledge that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading.

Amended and Restated HDGT Distribution and Supply Agreement

On February 27, 2019, in connection with the Master Agreement, GE and BHGE LLC entered into an amended and restated form of that certain supply agreement for heavy duty gas turbine units and associated services (including parts and components), previously entered into by BHGE LLC and GE on November 13, 2018 (as amended, the “Amended and Restated HDGT Distribution and Supply Agreement”). The Amended and Restated HDGT Distribution and Supply Agreement amends and restates the original supply agreement to appoint BHGE LLC as GE’s exclusive distributor (with limited exceptions) within the oil and gas industry with respect to the heavy duty gas turbine units (the “Exclusive Products Distribution Appointment”), and associated services (including parts and components) (the “Exclusive Services Distribution Appointment”), purchased by BHGE LLC pursuant to the Amended and Restated HDGT Distribution and Supply Agreement. The initial term of the Exclusive Products Distribution Appointment is five years and the initial term of the Exclusive Services Distribution Appointment is the later of 20 years and the operating service life of the relevant heavy duty gas turbine. Six months prior to the expiration of each of the foregoing terms, GE and BHGE LLC shall commence good faith discussions for a written extension of such terms. The Amended and Restated HDGT Distribution and Supply Agreement also includes a perpetual license (with limited termination rights) to certain GE intellectual property related to Frame 3 and Frame 5 gas turbines for use in the oil and gas industry. This license is exclusive for a 20 year period (subject to certain conditions being met) and is non-exclusive thereafter.

The foregoing description of the Amended and Restated HDGT Distribution and Supply Agreement is not a complete description thereof and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.3 hereto, and incorporated herein by reference.

Controls Tools List Letter Agreement

On February 28, 2019, BHGE LLC and GE entered into the Controls Tools List Letter Agreement, which sets forth a list of controls tools owned by GE that may be accessed by certain BHGE personnel until the fourth anniversary of the trigger date as originally contemplated by the Amended and Restated Intercompany Services Agreement (the “Amended and Restated Intercompany Services Agreement”), dated as of November 13, 2018, between GE and BHGE LLC, entered into in connection with the Master Agreement.

The foregoing description of the Controls Tools List Letter Agreement is not a complete description thereof and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.4 hereto, and incorporated herein by reference.

GE Additive Letter Agreement

On February 28, 2019, BHGE LLC and GE entered into the GE Additive Letter Agreement, which includes GE Additive in certain exclusivity and confidentiality provisions of that certain Supply and Technology Development Agreement (the “Supply and Technology Development Agreement”), dated as of November 13, 2018, between GE and BHGE LLC, entered into in connection with the Master Agreement.

The foregoing description of the GE Additive Letter Agreement is not a complete description thereof and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.5 hereto, and incorporated herein by reference.

Amendment No. 2 to the Master Agreement

On February 22, 2019, BHGE, BHGE LLC and GE entered into Amendment No. 2, which (i) extended until March 1, 2019, the period of time the parties had to negotiate the other Agreements. As described above, the parties (or their applicable affiliates) have entered into the other Agreements.

The foregoing description of Amendment No. 2 is not a complete description thereof and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.6 hereto, and incorporated herein by reference. Other than as expressly modified pursuant to Amendment No. 2, the Master Agreement, as modified pursuant to Amendment No. 1, remains in full force and effect.

Item 9.01 Exhibits.

(d) Exhibits.

10.1	Transaction Agreement, dated as of February 28, 2019, between Baker Hughes, a GE company, LLC, General Electric Company and GE Aero Power LLC

10.2	Stock and Asset Purchase Agreement, dated February 25, 2019, among Baker Hughes, a GE company, LLC, GE Energy Switzerland GmbH and, for the limited purpose of the last sentence of Section 11.06, GE, and for the limited purpose of Section 11.15(b) and the last sentence of Section 11.06, Baker Hughes, a GE company

10.3	Amended and Restated HDGT Distribution and Supply Agreement, dated as of February 27, 2019, between Baker Hughes, a GE company, LLC and General Electric Company

10.4	Letter Agreement, dated as of February 28, 2019, between Baker Hughes, a GE company, LLC and General Electric Company

10.5	Letter Agreement, dated as of February 28, 2019, between Baker Hughes, a GE company, LLC and General Electric Company

10.6	Amendment No. 2 to the Master Agreement, dated as of February 22, 2019, among General Electric Company, Baker Hughes, a GE company, and Baker Hughes, a GE company, LLC.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES, A GE COMPANY

Dated: February 28, 2019	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary

BAKER HUGHES, A GE COMPANY, LLC

Dated: February 28, 2019	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Transaction Agreement, dated as of February 28, 2019, between Baker Hughes, a GE company, LLC, General Electric Company and GE Aero Power LLC
10.2	Stock and Asset Purchase Agreement, dated February 25, 2019, among Baker Hughes, a GE company, LLC, GE Energy Switzerland GmbH and, for the limited purpose of the last sentence of Section 11.06, GE, and for the limited purpose of Section 11.15(b) and the last sentence of Section 11.06, Baker Hughes, a GE company
10.3	Amended and Restated HDGT Distribution and Supply Agreement, dated as of February 27, 2019, between Baker Hughes, a GE company, LLC and General Electric Company
10.4	Letter Agreement, dated as of February 28, 2019, between Baker Hughes, a GE company, LLC and General Electric Company
10.5	Letter Agreement, dated as of February 28, 2019, between Baker Hughes, a GE company, LLC and General Electric Company
10.6	Amendment No. 2 to the Master Agreement, dated as of February 22, 2019, among General Electric Company, Baker Hughes, a GE company, and Baker Hughes, a GE company, LLC.